Borrowings (Details) - Schedule of Annual Maturities Years - Oct. 31, 2023 ¥ in Thousands, $ in Thousands		JPY (¥)	USD ($)
Schedule of Annual Maturities Years [Abstract]
2024 (remainder)	[1]	¥ 1,006,666	$ 6,646
2025		13,332	88
2026		7,781	51
Total		¥ 1,027,779	$ 6,785

[1]	Of the amounts due in 2024, ¥1,000,000 thousand ($6,602 thousand) is due on February 29, 2024 and the remaining ¥6,666 thousand ($44 thousand) is comprised of six monthly payments of ¥1,111 thousand ($7 thousand) each month.